Exhibit 1.1

                                -------------------------

                                   UNDERWRITING AGREEMENT

                For the Purchase of First and Refunding Mortgage Bonds of
                            THE CONNECTICUT LIGHT AND POWER COMPANY

                                 -------------------------

THE CONNECTICUT LIGHT AND POWER COMPANY
c/o Winthrop, Stimson, Putnam & Roberts
One Battery Park Plaza
New York, New York 10004-1490


     SECTION 1. Purchase and Sale. On the basis of the representations and warranties, and subject to the terms and conditions set forth in this agreement ("Underwriting Agreement"), each Underwriter (defined below) shall purchase from The Connecticut Light and Power Company ("Company"), severally and not jointly, and the Company shall sell to each of the Underwriters, the
principal amount of the Company's First and Refunding Mortgage    % Bonds,
199   Series, set forth opposite the name of such Underwriter in Schedule I hereto at the price specified on the last page of this Underwriting Agreement (the aggregate principal amount of the Bonds being hereinafter referred to as the "Bonds").

     SECTION 2. Underwriters and Representative. The term "Underwriters," as used herein, shall be deemed to mean the several persons, firms or corporations named in Schedule I hereto (including any substituted Underwriters under the provisions of Section 6), and the term "Representative," as used herein, shall be deemed to mean the representative or representatives of such Underwriters by whom or on whose behalf this Underwriting Agreement is signed. If there shall be only one person, firm or corporation named in said Schedule I, the term "Underwriters" and the term "Representative," as used herein, shall mean that person, firm or corporation. All obligations of the Underwriters are several and not joint.

     SECTION 3. Description of the Bonds. The Bonds shall be in the aggregate principal amount, and shall mature on the date set forth on the last page of this Underwriting Agreement, and shall be issued under and secured by an Indenture of Mortgage and Deed of Trust dated as of May 1, 1921 between the Company and Bankers Trust Company, Trustee (the "Trustee"), as
supplemented and amended by sixty-   supplemental indentures and as to be
further supplemented and amended by a Supplemental Indenture to be dated as of the date setforth on the last page of this Underwriting Agreement (the original indenture with said supplemental indentures being herein collectively called the Indenture), and to bear interest at the rate per annum set forth on the last page of this Underwriting Agreement.
The Bonds and certain provisions of the Indenture are more fully described in the Basic Prospectus hereinafter referred to and in the Company's notice to the representatives of the prospective Underwriters in respect of the Bonds.


     SECTION 4. Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters that:

     (a) It has filed with the Securities and Exchange Commission ("Commission") a Registration Statement for the registration of up to $300,000,000 aggregate principal amount of the Company's First and Refunding Mortgage Bonds under the Securities Act of 1933, as amended ("Securities Act"), and the qualification of the Indenture under the Trust Indenture
Act of 1939, as amended (the "1939 Act").  Registration Statement No. 33-
has been declared effective by the Commission and the Indenture has been
qualified under the 1939 Act.  Registration Statement No. 33-    , as amended
to the date hereof, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents") are hereinafter collectively referred to as the "Registration Statement." The prospectus forming a part of the Registration Statement
No. 33-    , as it became effective, including incorporated documents, is hereinafter referred to as the "Basic Prospectus." If the Basic Prospectus shall have been amended, revised or supplemented (but excluding any supplements to the Basic Prospectus relating solely to any of the Company's First and Refunding Mortgage Bonds that are not included in the Bonds or any Preferred Stock) before this Underwriting Agreement has been executed by the Company and the Representative, or if the Company files any documents pursuant to Section 13 or 14 of the Securities Exchange Act of 1934 ("Exchange Act") after the time the Registration Statement No. 33-initially became effective and up to the time of execution of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to any of the Company's First and Refunding Mortgage Bonds that are not included in the Bonds or any Preferred Stock), which documents are deemed to be incorporated by reference in the Basic Prospectus, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented. The Basic Prospectus as it shall be supplemented to reflect the terms of offering and sale of the Bonds by a prospectus supplement ("Prospectus Supplement") to be filed with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), is hereinafter referred to as the "Prospectus." After this Underwriting Agreement has been executed, the Company will not file with the Commission (i) prior to the completion of the offering of the Bonds by the Underwriters, which the Company may assume is the Closing Date (as hereafter defined) unless notified to the contrary by the Underwriters, any amendment to the Registration Statement (except any amendment to the Registration Statement relating solely to any of the Company's First and Refunding Mortgage Bonds that are not included in the Bonds or any Preferred Stock) or supplement to the Prospectus or (ii) prior to the time that the Prospectus is filed with the Commission pursuant to Rule 424, any document which is to be incorporated by reference in, or any supplement to (including the Prospectus Supplement), the Basic Prospectus, in either case without prior notice to the Representative and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment, supplement or document to which said Counsel shall reasonably object in writing. For purposes of this Underwriting Agreement, any document which is filed with the Commission after this Underwriting Agreement has been executed, which is incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, shall be deemed a supplement to the Prospectus (except documents incorporated by reference relating solely to any of the Company's First and Refunding Mortgage Bonds that are not included in the Bonds or any Preferred Stock) and any reference herein to the terms "Registration Statement" or "Prospectus" at a date after the date hereof shall be deemed to refer to the Registration Statement or the Prospectus, as the case may be, as each may be amended or supplemented to such later date.

     (b) When the Prospectus is filed with the Commission pursuant to Rule 424, and at the Closing Date (hereinafter defined), the Registration Statement and the Prospectus, as they may then be amended or supplemented, will fully comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations will be deemed to comply therewith; on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement became or becomes effective (but excluding any post-effective amendment relating solely to any of the Company's First and Refunding Mortgage Bonds not included in the Bonds or any Preferred Stock), the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; on the date the Prospectus is filed with the Commission pursuant to Rule 424 and on the Closing Date (hereinafter defined), the Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and on said dates the documents incorporated by reference in the Prospectus as of said dates pursuant to Item 12 of Form S-3 will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder; any supplement to the Prospectus filed after the Closing Date (hereinafter defined) but prior to the termination of the offering of the Bonds will fully comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations will be deemed to comply therewith, and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to (i) statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be amended or supplemented, or (ii) statements in or omissions from that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Indenture.

     (c) The consummation by the Company of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture or other contract or agreement to which the Company is now or at the Closing Date (hereinafter defined) will be a party, or the certificate of incorporation or by-laws of the Company, in each case as amended through the Closing Date, or any order of any court or administrative agency entered in any proceeding to which the Company is now a party.

     SECTION 5. Offering. Forthwith upon the execution of the Underwriting Agreement, the Representative, acting on behalf of the Underwriters, shall advise the Company whether a public offering of the Bonds is to be made, and, if so, shall furnish to the Company (which information shall be confirmed in writing as soon as practicable thereafter) (a) the information with respect to the proposed reoffering of the Bonds and any related matters which is required to complete the Prospectus Supplement or any post-effective amendment to the Registration Statement which may be required and a copy of any "agreement among underwriters;" (b) if a post-effective amendment to the Registration Statement is required, a consent to the filing of the post-effective amendment or a power-of-attorney authorizing an available individual to sign the consent on its behalf; and (c) such further information, if any, as may be required to be furnished by the Company under the Public Utility Holding Company Act of 1935 ("Holding Company Act"). Such information and the power-of-attorney may be provided by telecopier (in the case of the power-of-attorney, followed promptly by an executed copy). Nothing in the Underwriting Agreement shall be construed to require that the Underwriters make a public offering on a "fixed price" basis; and the Representative agrees to notify the Company in writing of any change in the plan of distribution of the Bonds which would require a supplement to the Prospectus or amendment to the Registration Statement.

     SECTION 6. Time and Place of Closing. Delivery of the Bonds and payment therefor shall be made at 10:00 a.m., New York time, on the date
which is      business days after the date on which this Underwriting
Agreement has been executed, or at such other time and/or date as the Representative and the Company may agree upon in writing or as may be established in accordance with this Section 6. The hour and date of such delivery and payment are herein called the "Closing Date." Payment for the Bonds shall be made to the Company on the Closing Date by means of a certified or official bank check or checks payable to the Company or its order, payable in Federal Reserve funds or other funds immediately available in New York City, at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York, upon the delivery of the Bonds at said office to the Representative for the respective accounts of the Underwriters against receipt therefor signed by the Representative on behalf of itself and as agent for the other Underwriters.

     Delivery of the Bonds shall be made in definitive fully registered form in such authorized denominations of $1,000 and multiples thereof and registered in such name or names as the Representative may request not later than the second business day prior to the Closing Date, or, if no such request is received, in the names of the respective Underwriters in denominations selected by the Company. If the Representative shall request that any of the Bonds be registered in a name or names other than that of the Underwriter agreeing to purchase such Bonds, such Underwriter shall pay any transfer taxes resulting from such request. At the option of the Company, initial delivery of the Bonds may be made in temporary form exchangeable, at the office of the Trustee, upon request, for Bonds of authorized denominations in definitive fully registered form without charge to the holders thereof as soon as is reasonably practicable.

     For the purpose of expediting the checking of the Bonds by the Representative on behalf of the Underwriters, the Company agrees to make such Bonds available to the Representative for such purpose at the office of Bankers Trust Company, One Bankers Trust Plaza, New York, New York, not later than 2:00 p.m., New York time, on the last business day preceding the Closing Date, or at such other place, time and/or date as may be agreed upon between the Company and the Representative.

     If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the termination of its obligations hereunder) to purchase and pay for the principal amount of the Bonds which it has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the Representative of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice by the Representative to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), and satisfactory to the Company, to purchase, upon the terms herein set forth, the principal amount of the Bonds which the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters, or others, shall determine to purchase such Bonds, the Representative shall give written notice to the Company of such determination within 24 hours after it shall have received notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such default the Representative shall fail to give such notice, or shall within such 24-hour period give written notice to the Company that no other Underwriter or Underwriters, or others, will purchase said amount of the Bonds, then the Underwriting Agreement may be terminated by the Company, upon like notice given to the Representative, within a further period of 24 hours.

If in such case the Company shall not elect to terminate the Underwriting Agreement, it shall have the right, irrespective of such default:

     (a) to require such non-defaulting Underwriters to purchase and pay for the respective principal amounts of Bonds that they had severally agreed to purchase hereunder, as hereinabove provided, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth (1/9) of the respective principal amounts of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or

     (b) to procure one or more others, members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD s Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

     In the event the Company shall exercise its rights under clause
(a)and/or (b) above, the Company shall give written notice thereof to the Representative within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect to exercise its rights under clause
(a) and/or (b), the Company shall be deemed to have elected to terminate the Underwriting Agreement.

     Any action taken by the Company under this Section 6 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under the Underwriting Agreement. Termination by the Company under this Section 6 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in paragraph (j) of Section 7.

     In the computation of any period of 24 hours referred to in this Section 6, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday which would otherwise be included in such period of time.

     SECTION 7. Certain Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

     (a) As soon as practicable after the execution of this Underwriting Agreement, to file the Prospectus with the Commission pursuant to Rule 424 and to advise the Representative of such filing.

     (b) As soon as the Company is advised thereof, to advise the Representative and confirm such advice in writing of any request made by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information with respect thereto or of the issue of a stop order suspending the effectiveness of the Registration Statement or an order directed to the adequacy of any document incorporated by reference in the Registration Statement, or of the initiation or threat of any proceedings for either purpose and, if such a stop order should be issued by the Commission, to make every reasonable effort to obtain the lifting or removal thereof as soon as possible and, if such an order as to a document incorporated by reference in the Registration Statement should be issued by the Commission, to make every reasonable effort to comply with such order and to correct any deficiency in such document as soon as possible.

     (c) To deliver to the Underwriters through the Representative, without charge, as soon as practicable on or after the filing of the Prospectus and from time to time thereafter during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as the Underwriters are required by law to deliver a prospectus, as many copies of the Prospectus (as then supplemented or amended if the Company shall have made any supplements or amendments thereto but not including any documents incorporated therein by reference unless specifically requested by the Representative) as the Representative may reasonably request; and in case any Underwriter is required to deliver a prospectus after the expiration of nine months after the Prospectus has been filed with the Commission pursuant to Rule 424 to furnish to such Underwriter through the Representative, upon request of the Representative, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or of supplements to the Prospectus, complying with Section 10(a)(3) of the Securities Act.

     (d) To furnish to the Representative an executed copy or a copy certified by an officer of the Company of the Registration Statement No. 33-

as initially filed with the Commission and of all amendments and supplements thereto (including documents incorporated by reference and all exhibits, exclusive of exhibits incorporated by reference), and to furnish to the Representative sufficient plain copies of said Registration Statement and of all amendments and supplements thereto (including documents incorporated by reference but exclusive of exhibits) for distribution of two each to the Underwriters.

     (e)  If the Underwriters constitute "underwriters" within the meaning of
Section 2(11) of the Securities Act, then, for such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as they are required by law to deliver a prospectus, if any event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is so delivered, not misleading, forthwith upon request by the Representative to prepare and furnish, at the Company's own expense, unless such event shall have occurred in the purchasing and distributing arrangements of the Underwriters, in which event at the expense of the Underwriters, to the Underwriter, and to dealers (whose names and addresses are furnished to the Company by the Representative) to whom any of the Bonds may have been sold, to the Representative on behalf of the Underwriters and to any other dealers making such request, either amendments to the Prospectus or supplemental information or any appropriate filing pursuant to Section 13 or 14 of the Exchange Act which will supplement the Prospectus, so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances when the Prospectus is so delivered, be misleading.

     (f) During the period when a prospectus relating to the Bonds is required to be delivered under the Securities Act, to file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act subsequent to the time the Registration Statement becomes effective.

     (g) To make generally available to the Company's security holders and to holders of the Bonds as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first day of the month immediately following the date the Prospectus is filed with the Commission pursuant to Rule 424, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

     (h) To use its best efforts to qualify the Bonds for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representative may designate within six months after the date hereof and to pay fees and expenses in connection therewith in an amount not exceeding $5,000 in the aggregate (including filing fees and expenses paid and incurred prior to the date hereof); provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

     (i) To pay all expenses, fees and taxes (other than transfer taxes) in connection with (1) the preparation and filing of the Registration Statement and the Prospectus, (2) the preparation, execution, filing and recording of the Indenture, (3) the issue and delivery of the Bonds to the Underwriters, and (4) the furnishing of the opinions and certificates referred to in
Section 8 hereof, except that the Company shall be required to pay the fees and disbursements (other than disbursements referred to in paragraph (h) of this Section 7) of Winthrop, Stimson, Putnam & Roberts only in the events provided in paragraph (j) of this Section 7, the Underwriters hereby agreeing to pay such fees and disbursements in any other event.

     (j) If this agreement shall be terminated in accordance with the provisions of Sections 6, 8, 9 or 11 hereof, or if the Underwriters shall not take up and pay for the Bonds due to failure of the Company to comply with any of the conditions specified in Section 8 hereof, to pay the fees and disbursements of Winthrop, Stimson, Putnam & Roberts, and, if the Underwriters shall not take up and pay for the Bonds due to the failure of the Company to comply with any of the conditions specified in Section 8 hereof, to reimburse the Underwriters for their reasonable out-of-pocket expenses, in an amount not exceeding a total of $10,000, incurred in connection with the financing contemplated by this agreement.

     (k) Not to sell any additional First and Refunding Mortgage Bonds of the Company which have been registered with the Commission pursuant to the Registration Statement without the consent of the Representative until fourteen days after the Closing Date.

     SECTION 8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the warranties and representations on the part of the Company and to the following other conditions:

     (a) That all legal proceedings to be taken and all legal opinions to be rendered in connection with the issue and sale of the Bonds shall be satisfactory in form and substance to Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters.

     (b) That, at the Closing Date, the Representative shall be furnished the following opinions, and copies or signed counterparts thereof for each of the Underwriters with such changes therein as may be agreed upon by the Company and the Representative with the approval of Winthrop, Stimson, Putnam & Roberts:


     (1) Opinion of Jeffrey C. Miller, Esq., Assistant General Counsel of Northeast Utilities Service Company, substantially in the form attached hereto as Exhibit 1.

     (2) Opinion of Winthrop, Stimson, Putnam & Roberts of New York, New York, substantially in the form attached hereto as Exhibit 2.

     (c) That the Representative shall be furnished a letter (with copies or signed counterparts thereof for each of the Underwriters) from Arthur Andersen & Co. in form and substance satisfactory to it, dated as of the Closing Date, (1) to the effect that they are independent public accountants as required by the Securities Act and the published rules and regulations thereunder, and it is their opinion that the financial statements examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder and (2) with respect to such other matters as the Representative may reasonably request.

     (d) That no amendment to the Registration Statement and no amendment or supplement (including the Prospectus Supplement) to the Prospectus (including, for purposes of this agreement, any supplement resulting from the filing pursuant to the Exchange Act of any document deemed to be incorporated by reference into the Prospectus) filed subsequent to the time this Underwriting Agreement has been executed shall contain information substantially different from that contained in the Registration Statement or Prospectus as in effect at the time this Underwriting Agreement has been executed which is unsatisfactory in substance to the Representative or unsatisfactory in form to Winthrop, Stimson, Putnam & Roberts.

     (e) That, at or before 6:00 p.m., New York time, on the first business day after the date the Underwriting Agreement has been executed, or at such later time and date as the Representative may from time to time consent to in writing or by telegram confirmed in writing, the Prospectus shall have been filed with the Commission pursuant to Rule 424, and appropriate orders of the Department of Public Utility Control of the State of Connecticut, and, if applicable, of the Commission under the Holding Company Act necessary to permit the issue and sale of the Bonds shall be in effect; that, prior to the Closing Date, no stop order with respect to the effectiveness of the Registration Statement, and no order directed to the adequacy of any document incorporated by reference in the Registration Statement, shall have been issued by the Commission or proceedings for either such purpose initiated or threatened; that the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; that the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and that the incorporated documents (including documents incorporated by reference in the Registration Statement after the date hereof and on or prior to closing date when filed), when filed with the Commission, fully complied or will fully comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

     (f) That, prior to the Closing Date, there shall have been no material adverse change in the business, properties or financial condition of the Company from that set forth in or contemplated by the Registration Statement and Prospectus; and the Company shall, at the Closing Date, have delivered to the Representative a certificate to such effect of an executive officer of the Company.

     (g) That Winthrop, Stimson, Putnam & Roberts shall have received, at or prior to the Closing Date, such documents as they may reasonably request for the purpose of enabling them to pass upon the matters referred to herein.

     (h) That the Company shall have performed such of its obligations under this agreement as are to be performed at or before the Closing Date by the terms hereof.

     If any of the conditions specified in this Section shall not have been fulfilled, the Underwriting Agreement may be terminated by the Representative with the consent of Underwriters, who may include the Representative, which have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of the Bonds upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (j) of Section 7.

     SECTION 9. Conditions of Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 6:00 p.m., New York time, on the first business day after the date on which this Underwriting Agreement has been executed, or such later time and date as may be approved by the Company.

     (b) No stop order suspending the effectiveness of the Registration Statement and no order addressed to the adequacy of any document incorporated by reference in the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for either such purpose shall be pending before, or threatened by, the Commission on the Closing Date.

     (c) Prior to 6:00 p.m., New York time, on the first business day after the date on which the Underwriting Agreement has been executed, or such later time and date as may be approved by the Company, there shall have been issued, and at the Closing Date there shall be in full force and effect, an order or orders of the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds in accordance with the terms set forth in or contemplated by the Underwriting Agreement.

     In case any of the conditions specified in this Section shall not have been fulfilled, the Underwriting Agreement may be terminated by the Company upon notice thereof to the Representative. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (j) of Section 7.

     SECTION 10.  Indemnification.

     (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in a preliminary prospectus (if used prior to the effective date of the Registration Statement) or in the Basic Prospectus (if used prior to the date that the Prospectus is filed with the Commission pursuant to Rule 424) or in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of any Underwriter, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof; and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter or of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of any of the Bonds to any person if there shall not have been given or sent to such person on behalf of such Underwriter (a) with or prior to the written confirmation of the sale to such person a copy of the Prospectus, as then amended or supplemented, exclusive for this purpose of any amendment or supplement relating to a subsequent offering of any of the Company's First and Refunding Mortgage Bonds that are not included in the Bonds or any Preferred Stock, and exclusive of any document incorporated by reference pursuant to Item 12 of Form S-3, and (b) as soon as available after such written confirmation a copy of any amendment or supplement to the Prospectus, exclusive of any document incorporated by reference pursuant to Item 12 of Form S-3, which the Company shall thereafter furnish, pursuant to Section 7(e), hereof, relating to an event occurring prior to the payment for and delivery to such person of the Bonds involved in such sale. The indemnity agreement of the Company contained in this Section and the representations and warranties of the Company contained in Section 4 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Bonds.

     (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers, each other Underwriter, and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of such Underwriter, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The indemnity agreement of the respective Underwriters contained in this paragraph shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, its directors or officers, any such Underwriter, or any such controlling person, and shall survive the delivery of the Bonds.

     (c) The Company, the several Underwriters and any other person entitled to indemnification hereunder each shall, within ten days after the receipt of notice of the commencement of any action against him or it or any other controlling person as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify the indemnifying party or parties of any such action shall not relieve the indemnifying party or parties from any liability which he, it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, the indemnifying party shall be entitled to participate at his or its own expense in the defense or, if he or it so elects, to assume (in conjunction with any other indemnifying parties) the defense of the action, in which event the defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in the action, and the indemnified defendant or defendants shall bear the fees and expenses of any additional counsel retained by him, it or them; but if the indemnifying party shall elect not to assume the defense of the action, the indemnifying party will reimburse the indemnified party or parties for the reasonable fees and expenses of any counsel retained by the indemnified party or parties. If the indemnifying party does not employ counsel to take charge of the defense or the indemnified party reasonably concludes that there may be defenses available to it or any person liable with it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to assume the defense on behalf of the indemnified party), legal expenses (limited to those of one counsel) and other expenses reasonably incurred by the indemnified party will be paid by the indemnifying party. No party will be liable with respect to any settlement made without its prior written consent.

     SECTION 11. Termination. The Underwriting Agreement may be terminated at any time prior to the Closing Date by the Representative with the consent of Underwriters, who may include the Representative, who have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of the Bonds if, prior to that time, (i) trading in securities on the New York Stock Exchange shall have been generally suspended, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange, the Commission or other governmental authority, (iii) a general banking moratorium shall have been declared by Federal or New York State authorities, (iv) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, or any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Underwriting Agreement, the effect of which on the financial markets in the United States is such as to make it, in the reasonable judgment of the Underwriters, impractical or inadvisable to proceed with the completion of the sale of and payment for the Bonds or (v) any downgrading in the rating accorded the Company's securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for the purposes of Rule 436(g)(2), that, in the judgment of the Underwriters, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Bonds. This agreement may also be terminated at any time prior to the Closing Date if in the judgment of the Representative the subject matter of any amendment or supplement to the Registration Statement or Prospectus prepared and furnished by the Company after the date of this agreement renders it either inadvisable to proceed with such offering, if any, or inadvisable to proceed with the delivery of the Bonds to be purchased hereunder. Any termination hereof, pursuant to this Section 11, shall be without liability of any party to any other party, except as otherwise provided in paragraph (j) of Section 7.

     SECTION 12. Miscellaneous. The Underwriting Agreement shall be a New York contract and its validity and interpretation shall be governed by the law of the State of New York. The Underwriting Agreement shall inure to the benefit of the Company, the Underwriters and, with respect to the provisions of Section 10, each director, officer and controlling person referred to in
Section 10, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in the Underwriting Agreement. The term "successor" as used in the Underwriting Agreement shall not include any purchaser, as such purchaser, of any of the Bonds from any of the Underwriters.

     SECTION 13. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representative at the address set forth below or, if to the Company, shall be mailed or delivered to it c/o Northeast Utilities Service Company, P.O. Box 270, Hartford, Connecticut 06141-0270 (if delivered, Selden Street, Berlin, Connecticut 06037) Attention: Vice President and Treasurer.

     The price which we have agreed to pay to the Company pursuant to Section 1 hereof, the aggregate principal amount of the Bonds, the maturity date of the Bonds, the date of the Supplemental Indenture under which the Bonds will be issued, and the interest rate are set forth below. If said price, maturity date, date of Supplemental Indenture, interest rate and the foregoing Underwriting Agreement are in accordance with your understanding of our agreement, please acknowledge your acceptance of the Underwriting Agreement by signing in the space provided below.

                                                  Very truly yours,

























Date of this Underwriting   Agreement:

 Aggregate principal amount of                As Representative(s) of the
the Bonds:                                    Underwriters:

      $                                       By.........................

 Price to the Company:       % of the         By.........................
principal amount of the Bonds
not less than 98% nor more than 100%)           Its.....................

 Maturity date of the Bonds:                  Address of Representative:

             1,                               ...........................

 Date of Supplemental Indenture:              ...........................

             1, 199

 Interest rate:     % per annum

 The foregoing Underwriting Agreement is hereby   accepted as of the date set
forth above:

THE CONNECTICUT LIGHT AND POWER COMPANY

 By ....................................


































                                  SCHEDULE I



Name of Underwriter                                     Principal Amount
















































Total                                                     $








                                Jeffrey C. Miller
                                  Selden Street
                            Berlin, Connecticut 06037



                                                       Exhibit 1



                                              , 199

- -------------------
- -------------------
- -------------------
- -------------------
- -------------------
     as the Representative of the Underwriters
     under the Underwriting Agreement dated
           , 199  between The Connecticut
     Light and Power Company and the several
     Underwriters named therein (the "Underwriting
     Agreement") for the purchase of $   ,000,000
     aggregate principal amount of First and
     Refunding Mortgage    % Bonds, 199  Series   ,
     due   ,        of The Connecticut
     Light and Power Company (the "Bonds")

Gentlemen:

    I am Assistant General Counsel of Northeast Utilities Service Company ("NUSCO"), an affiliate of The Connecticut Light and Power Company (the "Company") and am generally familiar with its business. I have acted as the Company's counsel in connection with the authorization, issue and sale by the Company to you of the Bonds. I have examined, or caused to be examined by counsel associated with or engaged by me, such documents and materials as I have deemed relevant to the opinions expressed below. I have examined, or have caused to be examined, the Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, between the Company and Bankers Trust Company, as Trustee,
as supplemented and amended by sixty-     indentures supplemental thereto,
including a Supplemental Indenture dated as of      , 19   (said Indenture of
Mortgage and Deed of Trust and said sixty-    indentures supplemental thereto
being hereinafter referred to collectively as the "Indenture"). I have not examined or caused to be examined the Bonds, except specimens thereof, and have relied upon a certificate of the Trustee as to the execution and authentication of the Bonds. I have also examined the Registration Statement and the Prospectus. As to various questions of fact material to this opinion, I have relied upon representations of other officers and employees of the Company and NUSCO, and statements of fact contained in the documents so examined.

     The words "Registration Statement" and "Prospectus," as used herein, have the same meanings as the same words in the Underwriting Agreement.

     Based upon the foregoing, and subject to the qualifications hereinafter set forth, I am of the opinion that:

     1. The Company has been duly organized and is lawfully existing as a corporation of the State of Connecticut and is duly qualified to transact business and own property in the Commonwealth of Massachusetts and the State of New Hampshire and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, with corporate power adequate to enter into the Underwriting Agreement and to issue the Bonds.

     2. The Underwriting Agreement has been duly authorized and executed by the Company.

     3. The Company has full corporate power and authority to execute the Indenture, and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and duly authorized, executed and delivered and, assuming due authorization, execution and delivery thereof by the Trustee, is a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity that may limit the availability of equitable remedies and except as the same may be limited by the laws of Connecticut, Massachusetts, New Hampshire and Vermont, where the property covered thereby is located, affecting the lien of the Indenture on after-acquired real property and affecting the remedies for the enforcement of the security provided for therein, which laws do not, in my opinion, make inadequate the remedies necessary for the realization of the benefits of such security.

     4. The Bonds have been duly authorized, executed, and delivered by the Company and, assuming due authentication thereof by the Trustee, and subject to the qualifications in paragraph 3 above with respect to the enforceability of the Indenture, the Bonds are the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and are entitled to the benefit and security of the Indenture, equally and ratably with the First Mortgage Bonds of other series presently secured by the Indenture.

     5. The Department of Public Utility Control of the State of Connecticut has issued and there is in effect an appropriate order with respect to the issue and sale of the Bonds. To the best of my knowledge, such order is still in full force and effect and no other approval or consent of any governmental authority (other than in connection with or in compliance with the provisions of the securities or "Blue Sky" laws of any jurisdiction, as to which I express no opinion) is legally required for the authorization of the issue and sale of the Bonds.

     6. The Registration Statement, as of the effective date thereof, and Prospectus, as of the date it was filed with the Securities and Exchange Commission (the "Commission"), complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended, and the applicable instructions, rules and regulations of the Commission thereunder, except that I express no opinion as to the financial statements and other financial and statistical data included or incorporated by reference in the Registration Statement or Prospectus; the Registration Statement has become and is effective under the Act; the Prospectus was filed with the Commission pursuant to Rule 424(b) under the Act; and to the best of my knowledge, no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the Act.

     7. The summaries of the terms of the Indenture and the Bonds contained in the Registration Statement and Prospectus fairly describe in all material respects the provisions thereof required to be described by the registration statement form.


     8. At the time they were filed with the Commission, the documents incorporated or deemed to be incorporated by reference pursuant to Item 12 of Form S-3 under the Act (except as to the financial statements and other financial or statistical data contained therein, as to which I express no opinion) complied as to form in all material respects with the relevant requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Commission thereunder.

     9. The Indenture constitutes a direct and valid first mortgage lien, subject only to liens permitted by the Indenture, including liens and encumbrances existing at the time of acquisition by the Company (which, among other liens, includes, with respect to all property of The Hartford Electric Light Company ("HELCO") acquired by the merger of HELCO with and into the Company effective June 30, 1982, and subsequent additions to such former HELCO property, the first mortgage lien of the indenture securing outstanding first mortgage bonds issued by HELCO), upon the interests of the Company in the properties and franchises now owned by the Company and located in Connecticut, Massachusetts, New Hampshire and Vermont, and under existing law will, subject only to such permitted liens ("Permitted Exceptions") and subject to the provisions of the Federal Bankruptcy Code, constitute a similar lien at the time of acquisition on all properties and assets of the Company acquired after the date of this opinion located within the State of Connecticut and required by the Indenture to be subjected to the lien thereof, other than properties and assets of the character excluded, excepted or released from the lien thereof; and the Indenture, and/or an appropriate certificate or financing statement with respect thereto, has been duly recorded or filed for recordation in all places within the States of Connecticut, Massachusetts, New Hampshire and Vermont, in which such recording is required to protect and preserve the lien of the Indenture on the properties and assets located in Connecticut, Massachusetts, New Hampshire and Vermont which are presently subject thereto, and all Connecticut, Massachusetts, New Hampshire and Vermont taxes and fees required to be paid with respect to the execution and recording of the Indenture and the issuance of the Bonds have been paid.

     In rendering this opinion, I note that the lien of the Indenture could be subject or subordinated to (i) the Massachusetts Oil and Hazardous Materials Release Prevention and Response Act and the regulations of the Massachusetts Department of Environmental Protection thereunder, (ii) Connecticut General Statutes Section 22a-452a, as amended, providing for a lien on behalf of the State of Connecticut for expenses incurred in containing, removing or mitigating hazardous waste, as noted in the opinion of Day, Berry & Howard on which I rely, and (iii) New Hampshire Revised Statutes Annotated 147-B:10-b, under which the State of New Hampshire has the right to obtain a "super priority" lien to the lien of the Indenture.

     10. The steam, nuclear and hydroelectric generating stations and large substations owned by the Company are on land in which the Company owns a full or an undivided fee interest or on reclaimed land as to which the Company owns perpetual occupancy rights adequate to exclude all parties except possibly State and Federal governments, and the major electric transmission lines (except electric transmission lines formerly owned by HELCO, as to which I express no opinion) are in the main on land owned in fee by the Company or over which the Company has adequate easements. In all the foregoing cases, the Company has title good and sufficient for the purposes for which such properties or easements are held by the Company, subject only to Permitted Exceptions, to minor defects in title that are curable by the exercise of the Company's right of eminent domain and to additional liens of record, in the aggregate not material to the financial condition of the Company, which liens are capable of being satisfied if necessary by the payment of money; and the manner in which the Company's properties and assets are described in the granting clauses of the Indenture is adequate for the purposes of the Indenture.

     11. The statements of law and legal conclusions in the Registration Statement and Prospectus with respect to the description of the Bonds, and the statements of law and legal conclusions in the Company's Annual Report on Form 10-K for 1993 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994 and June 30, 1994, with respect to the short-term borrowing authority and earnings coverage requirements of the Indenture and preferred stock provisions of the Company, its participation in joint projects, its franchises, the laws and regulations to which it is or may be subject, and litigation and legal proceedings, as such statements may be modified in the Prospectus, are correct.

     In rendering this opinion, I also call to your attention that the provisions of the Atomic Energy Act of 1954 and the regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee or other purchasers pursuant to the remedial provisions of the Indenture) who seek to acquire, possess or use nuclear power generating facilities.

     In rendering this opinion, I also note that numerous lawsuits asserting land claims in Connecticut have been filed in both State and Federal Courts or threatened by a group called the Golden Hill Paugussett Tribe of Indians (the "Paugussetts"), which could impact the lien of the Indenture and the Company's title with respect to property of the Company implicated in the suit, although this possibility appears to be unlikely. The Paugussetts have filed or threatened land claims in eight Connecticut towns affecting some property of the Company, along with property of thousands of other owners, including homeowners. The Company was specifically named as a defendant only in one case, a class action suit affecting approximately 1500 property owners in Southbury, Connecticut, which was dismissed by the trial court on October 28, 1993. This dismissal has since been appealed by the Paugussetts.

     While I cannot predict the outcome of the present or potential litigation either by the Paugussetts or by other groups claiming to be Indian tribes, a number of possible defenses do exist to Indian land claims in Connecticut, including, but not limited to, abandonment by the alleged tribe, lack of requisite tribal identity, and approval or validation of land transactions by the sovereign. The Company would also be able to exercise its power of eminent domain under the Federal Power Act to reclaim any land affected by such suits that is part of a FERC licensed project. The Connecticut Attorney General has been active in defending the cases, and the State is in the process of intervening to help defend any active cases. In addition, the Connecticut legislature has passed An Act Validating Transfers of Certain Lands, Special Act 93-1, "to confirm, validate, ratify and approve" land transfers over 60 years old, otherwise valid but for a possible lack of state governmental approval. This legislation together with related bills are intended to address the title questions raised by the land claims. However, the validity and constitutionality of these laws have not yet been tested.

     I am a member of the bar of the State of New York and do not hold myself out as an expert on the laws of the Commonwealth of Massachusetts or the States of Connecticut, New Hampshire or Vermont. In expressing the opinions set forth above, I am, with your consent, relying entirely on (i) an opinion delivered to me of Day, Berry & Howard of CityPlace, Hartford, Connecticut, with respect to certain of the statements in paragraph 1 above, the statements in paragraph 3 above (except to the extent that such statements relate to the Supplemental Indenture dated June 1, 1994 as to which those statements are also my own opinion) and in paragraphs 9 and 10 above, (ii) an opinion delivered to me of Jane P. Seidl, Esq., Senior Counsel of NUSCO, with respect to the laws of the State of Connecticut addressed therein, (iii) an opinion delivered to me of Peabody & Brown of 101 Federal Street, Boston, Massachusetts, with respect to those matters described in paragraphs 9 and 10 above pertaining to the laws of Massachusetts and the title of the Company to its property located in Massachusetts, and with respect to the qualification of the Company in Massachusetts and all other matters relating to the laws of the Commonwealth of Massachusetts, (iv) an opinion delivered to me of Sulloway & Hollis of 9 Capitol Street, Concord, New Hampshire, with respect to the qualification of the Company in New Hampshire and all other matters relating to the laws of the State of New Hampshire, and (v) an opinion delivered to me of Kristensen, Cummings, Murtha & Stewart, P.C., of 5 Grove Street, Brattleboro, Vermont, with respect to the title of the Company to its interest in certain flowage rights affecting land in the Town of Vernon, Vermont appurtenant to the Northfield Mountain Pumped Storage Plant and the priority of the lien of the Indenture thereon and all other matters relating to the laws of the State of Vermont.

      I have also examined or caused to be examined the documents comprising the exhibits to the Registration Statement and the documents incorporated in the Registration Statement and Prospectus by reference (other than certain exhibits to such documents) and believe that the statements made or incorporated by reference in the Registration Statement and Prospectus in respect of the contents of any such document fairly present the information required to be shown by the rules and regulations of the Commission and the instructions relating to Form S-3.

     I have discussed or caused other counsel associated with me or engaged by me to discuss the contents of the Registration Statement, including the Prospectus and the documents incorporated by reference in the Registration Statement or the Prospectus, with officers and other employees (including employees who are counsel associated with me) of the Company or NUSCO, and with Arthur Andersen & Co., the independent public accountants who certified to the 1993 financial statements constituting a part of the Registration Statement, but I have not myself checked the accuracy or completeness of or otherwise verified any statements of fact contained in the Registration Statement or Prospectus other than those specifically relating to me or specifically referred to in paragraphs 6, 7 and 8 of this letter. However, nothing has come to my attention in the course of any such discussion that leads me to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Act or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or that any document required to be filed as an exhibit to, or incorporated by reference in, the Registration Statement or Prospectus has not been so filed or incorporated. I do not express any opinion or belief as to the financial statements or other financial or statistical data constituting a part of or incorporated by reference in the Registration Statement or Prospectus.

                                   Very truly yours,



                                   Jeffrey C. Miller



                                                           Exhibit 2

                                                           DRAFT
                                                           8/24/94

           [Form of Opinion of Winthrop, Stimson, Putnam & Roberts]


                                 , 199

- --------------------
- --------------------
- --------------------
- --------------------



            as Underwriters named under the Underwriting
            Agreement dated   , 199_ with The
            Connecticut Light and Power Company (the
            "Underwriting Agreement") for the purchase of
            $                 aggregate principal amount
               of First and Refunding Mortgage       % Bonds,
            199   Series  , due         ,     , of The
            Connecticut Light and Power Company (the "Bonds")

Ladies and Gentlemen:

         We have acted as your counsel in connection with your several purchases from The Connecticut Light and Power Company (the "Company") of the Bonds which have been issued under the Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, between the Company and Bankers Trust Company, Trustee, as supplemented and amended by various indentures supplemental
thereto, including a       Supplemental Indenture dated as of         , 199
(said Indenture of Mortgage and Deed of Trust and said            indentures
supplemental thereto being hereinafter referred to collectively as the "Indenture").

     With respect to legal matters regarding the organization and corporate authority of the Company, title to, and the lien of the Mortgage on, the Company's properties (upon which we do not pass), and certain other matters covered in the below-mentioned opinion relating to the laws of the States of Connecticut, New Hampshire and Vermont and the Commonwealth of Massachusetts, we understand that you are relying and, in rendering this opinion, we have, with your consent, relied upon the opinion of even date herewith addressed to you of Jeffrey C. Miller, Esq., Assistant General Counsel of Northeast Utilities Service Company. We have reviewed such opinion (including the supporting opinions, referred to therein, of Day, Berry & Howard of Hartford, Connecticut, Peabody & Brown of Boston, Massachusetts, Sulloway & Hollis of Concord, New Hampshire and Kristensen, Cummings, Murtha & Stewart, P.C. of Brattleboro, Vermont, on which he is relying, with your consent, as to matters referred to therein) and believe that such opinion is satisfactory and that you and we are justified in relying thereon.

     We have also reviewed, and have relied as to matters of fact material to this opinion upon, the documents delivered to you at the closing (including the Prospectus and the Registration Statement) and we have examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. We have not examined the Bonds, except a specimen thereof, and have relied upon a certificate of the Trustee as to the execution and authentication thereof.
In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents. The words "Registration Statement" and "Prospectus" as used herein have the same meanings as they have in the Underwriting Agreement.

     Based on the foregoing, we are of the opinion that:

    1. The Company has full corporate power and authority to execute the Indenture, and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and duly authorized, executed and delivered and, assuming due authorization, execution and delivery thereof by the Trustee, is a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, or by general principles of equity that may limit the availability of equitable remedies and except as the same may be limited by the laws of Connecticut, Massachusetts, New Hampshire and Vermont, where the property covered thereby is located, affecting the lien of the Indenture on after-acquired real property and affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate the remedies necessary for the realization of the benefits of such security.

     2. The summary of the terms of the Indenture and the Bonds contained in the Registration Statement and Prospectus, except under "Description of the New Bonds -- Security" therein, as to which we express no opinion, fairly describes in all material respects the provisions thereof required to be described by the registration statement form.

     3. The Bonds have been duly authorized, executed, and delivered by the Company and, assuming due authentication thereof by the Trustee, and subject to the qualifications in paragraph 1 above with respect to the Indenture, the Bonds are the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and are entitled to the benefit and security of the Indenture equally and ratably with the First and Refunding Mortgage Bonds of other series presently secured by the Indenture.

     4. The Registration Statement, as of the effective date thereof, and the Prospectus, as of the date it was filed with the Securities and
Exchange Commission ("the Commission") pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), complied as to form in all material respects with the relevant requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission under such acts, and the documents or portions thereof filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and deemed to be incorporated by reference in the Registration Statement and the Prospectus pursuant to Item 12 of Form S-3 (the "Exchange Act Documents"), at the time they were filed with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder, except that we express no opinion as to the financial statements or financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

     5. The Registration Statement has become and is effective under the Act, the Prospectus was filed with the Commission pursuant to Rule 424(b) under the Act and, to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Act.

     6.  The Department of Public Utility Control of the State of
Connecticut has issued and there is in effect an appropriate order with respect to the issue and sale of the Bonds. To the best of our knowledge, such order is still in full force and effect and no other approval or consent of any governmental authority (other than in connection or in compliance with the provisions of the securities or blue sky laws of any jurisdiction, as to which we express no opinion herein) is legally required for the authorization of the issuance and sale of the Bonds.

     7. The Underwriting Agreement has been duly authorized and executed by the Company.

     In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements and representations made to us or incorporated by reference in the Registration Statement and the Prospectus by the Company and take no responsibility therefor, except insofar as such statements relate to us and except as set forth in paragraph 2 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (including the Company's Annual Report on Form 10-K for the year ended December 31,
199 ), we had conferences with certain of its officers and representatives, with counsel for the Company, with Arthur Andersen & Co., the independent public accountants to the Company and with your representatives. Our examination of the Registration Statement and Prospectus and our discussions in the above-mentioned conferences did not disclose to us any information, and nothing has come to our attention, which gives us reason to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Act, or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We express no opinion as to the financial statements or financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus.

     We call to your attention, with respect to paragraphs (1) and (3) above, that the provisions of the Atomic Energy Act of 1954 and the regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustee or other purchasers pursuant to the remedial provisions of the Indenture) who seek to acquire, possess or use nuclear power generating facilities.

     This opinion is given to you solely for your use as the several Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose without our express written consent.

                                  Very truly yours,